S000060079 [Member] Investment Strategy - Columbia Variable Portfolio - Select Large Cap Equity Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of companies in the Standard & Poor’s (S&P) 500 Index (the Capitalization Index). The market capitalization range of the companies included within the Capitalization Index was $5.3 billion to $4.2 trillion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund normally invests in common stocks, preferred stocks and convertible securities and may invest in exchange-traded funds. The Fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector. Generally, the Fund anticipates holding between 40 and 60 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.